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                                                                    Exhibit 99.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Crown Castle International Corp., a Delaware Corporation (the "Company"), for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of such officer's knowledge:

     1) the Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2002 (the last date of the period covered by the Report).


                                   /s/ John P. Kelly
                                  ----------------------------------------------
                                  John P. Kelly
                                  President and Chief Executive Officer
                                  November 14, 2002


                                  /s/ W. Benjamin Moreland
                                  ----------------------------------------------
                                  W. Benjamin Moreland
                                  Senior Vice President, Chief Financial Officer and Treasurer
                                  November 14, 2002